UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 13, 2008 the Company filed its Interim Financial Report and related financial information for the six months ended June 30, 2008 with the Australian Securities Exchange (“Australian Half Year Report”). The Australian Half Year Report is prepared in Australian dollars pursuant to Australian Accounting Standards (“AAS”) and otherwise in compliance with the requirements of Australian law and the ASX Listing Rules.
The filing of the Australian Half Year Report with the Australian Securities Exchange on August 13, 2008, follows the filing of the Company’s Form 10-Q for the same period with the Securities and Exchange Commission on August 12, 2008. The Form 10-Q is prepared in US dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP”).
The only material variations in the accounting principles, practices and methods used in preparing the Form 10-Q and the Australian Half Year Report relate to the treatment of research and development costs and share-based payment expense. In Australia some research and development costs have been capitalized with these costs being expensed in the Form 10-Q as required by US GAAP. Further, for Australian accounting purposes all tranches of equity awards with performance criteria have been expensed. For US purposes, only those tranches that meet the definition of “probable” under SFAS No. 5, Accounting for Contingencies have been expensed.
Reconciliation from Australian Accounting Standards to US GAAP is a follows:

	Six months	Six months
	ended	ended
	June 30, 2008	June 30, 2007
	(AU$)	(AU$)

Loss for the period, AAS	(16,405,289)	(13,633,357)

Add: amortization of capitalized research and development	75,093	85,972
Add: share-based payment expense related to tranches not deemed probable for US purposes	227,748	—

Loss for the period, US GAAP	(16,102,448)	(13,547,384)

	As of	As of
	June 30,	June 30,
	2008	2007
	(AU$)	(AU$)
Total assets, AAS	23,138,275	36,963,661
Less: capitalized research and development, net	1,692,244	2,082,950

Total Assets, US GAAP	21,446,031	34,880,711

Retained earnings, AAS	(81,570,561)	(52,421,982)
Less: capitalized research and development	(2,163,600)	(2,453,966)
Add: amortization of research and development	471,356	371,017

Retained earnings, US GAAP	(83,262,805)	(54,504,932)

In the Australian Half Year Report, the Company is required to disclose earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure. A reconciliation of EBITDA is as follows:

	Six months	Six months
	ended	ended
	June 30, 2008	June 30, 2007
	(AU$)	(AU$)
Net loss, AAS	(16,405,289)	(13,633,357)
Add: depreciation and amortization	407,166	430,581
Less: interest income, net of expense	(611,407)	(399,695)

EBITDA	(16,609,529)	(13,602,471)

For a full report of the results of operations for the six months ended June 30, 2008 and the balance sheet as of June 30, 2008 in US dollars prepared in accordance with US GAAP please see the Company’s quarterly report on Form 10-Q as filed on August 12, 2008.
Item 7.01 Regulation FD Disclosure
See Item 2.02 above
Item 9.01 Financial Statements and Exhibits
Exhibit 99.01 Australian Half Year Report for the period ended June 30, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: August 13, 2008	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer